___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2013

ZHONG SEN INTERNATIONAL TEA COMPANY

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

3225 McLeod Drive, Suite 100 Las Vegas, Nevada	89121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 871-8535

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

Zhong Sen International Tea Company (hereafter, “we” “us” “our” or the “Company”) dismissed its previous independent accountant, Liggett, Vogt & Webb, P.A. (hereafter “LVW”) formally with a written dismissal on April 23, 2013. Our Board of Directors approved the decision to change the Company’s independent accountants on April 19, 2013.

The report of LVW regarding the Company’s financial statements for each of the past fiscal years ended May 31, 2012 and 2011, as well as the financial statements of the Company contained in each of its annual reports on Form 10-K for the fiscal years ended May 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

During the two years ended May 31, 2012 and during the period from May 31, 2011 through to April 23, 2013, the date of dismissal, there were no disagreements with LVW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LVW would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We provided LVW with a copy of this Current Report on Form 8-K/A Amendment No. 2 prior to its filing with the Securities and Exchange Commission, and requested that LVW furnish us with a letter addressed to the commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.

On April 17, 2013, we engaged Morrill & Associates, LLC (“Morrill”), independent registered accountants, as our independent accountant. Prior to the engagement of Morrill, the Company has not consulted with Morrill regarding either:

a)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Morrill concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

b)	any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter from Liggett Vogt & Webb P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zhong Sen International Tea Company

Date: April 29, 2013	By:	/s/ Marc Angell
Marc Angell Chief Executive Officer